NEIMAN FUNDS Neiman Tactical Income Fund Supplement dated October 9, 2013 To Prospectus and Statement of Additional Information dated August 1, 2013

     Effective October 8, 2013, PageOne Funds Management LLC (“PageOne”) no longer serves as the investment sub-adviser to the Neiman Tactical Income Fund (the “Fund”). Therefore, all references to PageOne in the prospectus and Statement of Additional Information are deleted. Also deleted from the prospectus and Statement of Additional Information are all references of the Fund’s former portfolio managers, Edgar R. Page, Joseph Area, and Kyle Webber.

     At a meeting on October 8, 2013, the Board of Trustees of Neiman Funds and Neiman Funds Management LLC, the investment adviser for the Fund, selected Absolute Capital Management, LLC ("Absolute Capital") as the new sub-adviser for the Fund, subject to shareholder approval. If approved by shareholders of the Fund, Absolute Capital will replace PageOne as the sub-adviser responsible for making day-to-day investment decisions for the Fund and Phillip Brenden Gebben will become the Fund’s portfolio manager. Mr. Gebben has served as co-Managing Director of Absolute Capital since 2002. Shareholders of the Fund will be asked to approve the new sub-adviser at a special meeting of shareholders (“Special Meeting”) to be held on December 10, 2013. Only shareholders of record as of October 30, 2013 are entitled to notice of and to cast votes at the Special Meeting.

     At the October 8, 2013 meeting, the Board of Trustees also approved an interim investment sub-advisory agreement (the "Interim Agreement") with Absolute Capital. The Interim Agreement, which is substantially similar to the previous agreement with PageOne and does not change the compensation paid to the sub-adviser, provides the Fund with uninterrupted investment management services pending shareholder approval of the proposed new sub-advisory agreement with Absolute Capital.

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This supplement and the prospectus and Statement of Additional Information, each dated August 1, 2013, provide the information an investor ought to know and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 2013, which is incorporated herein by reference and can be obtained without charge by calling 1-877-385-2720.